Exhibit 10.36

FIRST AMENDMENT TO
INDIVIDUAL ACCOUNT RETIREMENT PLAN
FOR
BARGAINING UNIT EMPLOYEES
AT THE COOPER CAMERON CORPORATION
BUFFALO, NEW YORK PLANT

     WHEREAS, COOPER CAMERON CORPORATION (the “Company”) has heretofore adopted the INDIVIDUAL ACCOUNT RETIREMENT PLAN FOR BARGAINING UNIT EMPLOYEES AT THE COOPER CAMERON CORPORATION BUFFALO, NEW YORK PLANT (the “Plan”); and

     WHEREAS, the Company desires to amend the Plan in certain respects;

     NOW, THEREFORE, the Plan shall be amended as follows; effective as of October 1, 1997:

1.	The following new definition shall be added to Section 1.01 of the Plan:

“(31A) Rollover Contributions : The rollover contributions made to the Plan in accordance with the provisions of Section 3.06.”

2.	The following new Section shall be added to Article III of the Plan:

     “Section 3.06

     Rollover Contributions

     (a) Rollover Contributions may be made to the Plan by any Eligible Employee of amounts received by such Eligible Employee from an individual retirement account or annuity or from an employees’ trust described in section 401(a) of the Code, which is exempt from tax under section 501(a) of the Code, but only if any such Rollover Contribution is made pursuant to and in accordance with applicable provisions of the Code and Treasury regulations promulgated thereunder. A Rollover Contribution of amounts that are ‘eligible rollover distributions’ within the meaning of section 402(f)(2)(A) of the Code may be made to the Plan irrespective of whether such eligible rollover distribution was paid to the Eligible Employee or paid to the Plan as a ‘direct’ Rollover Contribution. A direct Rollover Contribution to the Plan may be effectuated only by wire transfer directed to the Funding Agent or by issuance of a check made payable to the Funding Agent, which is negotiable only by the Funding Agent and which identifies the Eligible Employee for whose benefit the Rollover Contribution is being made. Any Eligible Employee desiring to effect a Rollover Contribution to the Plan must execute and file with the Company the form prescribed by the Company for such purpose. The Company may require as a condition to accepting any Rollover Contribution that such Eligible Employee furnish any evidence that the Company in its discretion deems satisfactory to establish that the proposed Rollover Contribution is in fact eligible for rollover to the Plan and is made pursuant to and in accordance with applicable provisions of the Code and Treasury regulations. All Rollover Contributions to the Plan must be made in cash.

     (b) An Eligible Employee who has made a Rollover Contribution in accordance with this Section but who has not otherwise become a Member of the Plan in accordance with Article II, shall become a Member coincident with such Rollover Contribution; provided, however, that such Member shall not have a right to share in Company contributions hereunder until he has otherwise satisfied the requirements imposed by Article II.

     (c) A Rollover Contribution shall be credited to the Account of the Eligible Employee for whose benefit such Rollover Contribution is being made as of the date such Rollover Contribution is made. Any Rollover Contributions which are credited to a Member’s Account shall be commingled for investment purposes with other Plan assets. The Funding Agent shall account for the Rollover Contributions (and the net income (or net loss) allocable thereto) of a Member separately in accordance with the procedures applicable to Accounts in general. A Member shall be 100% vested at all times in the value of his Rollover Contributions. Except as specifically provided in this Section 3.06, Rollover Contributions shall be held and administered in accordance with the procedures applicable to Company contributions credited to Accounts.

     (d) Notwithstanding the preceding Paragraphs, this Section shall not be effective unless and until the Company, by appropriate action, elects to make this Section effective.”

     3. The parenthetical “(other than the value of Tax Deferred Savings Contributions and Rollover Contributions)” shall be added after the word “Account” in the first sentence of Section 8.02(a) of the Plan.

     4. As amended hereby, the Plan is specifically ratified and reaffirmed.

     EXECUTED at Houston, Texas this 17 day of October, 1997.

COOPER CAMERON CORPORATION

By:	/s/ Franklin Myers

	Name:	Franklin Myers

	Title:	Senior V.P.

Exhibit 10.36

SECOND AMENDMENT TO
INDIVIDUAL ACCOUNT RETIREMENT PLAN
FOR
BARGAINING UNIT EMPLOYEES
AT THE COOPER CAMERON CORPORATION
BUFFALO, NEW YORK PLANT

     WHEREAS, COOPER CAMERON CORPORATION (the “Company”) has heretofore adopted the INDIVIDUAL ACCOUNT RETIREMENT PLAN FOR BARGAINING UNIT EMPLOYEES AT THE COOPER CAMERON CORPORATION BUFFALO, NEW YORK PLANT (the “Plan”); and

     WHEREAS, the Company desires to amend the Plan in certain respects;

     NOW, THEREFORE, the Plan shall be amended as follows; effective as of January 1, 1997:

     1. Section 4.01 of the Plan is deleted in its entirety and the following substituted therefor:

     “Section 4.01 Allocations of Contributions. Each active Member shall have allocated to his Account (i) the Contribution Amount which is applicable to him for each Allocation Year or Allocation Month as provided in Section 3.02 and (ii) the Tax Deferred Savings Contributions, if any, made on behalf of a Member by the Employer as provided in Section 17.01.”

     2. Section 11.01(a) of the Plan is deleted in its entirety and the following substituted therefor:

“(a) The assets of the Plan shall be maintained by the Funding Agent in the investment fund or funds made available from time to time by the Company (the ‘Fund’ or ‘Funds’) in accordance with the selection made by each Member with respect to the contributions in his Account pursuant to Section 11.02(a) below.”

     3. Section 11.02(a) of the Plan is deleted in its entirety and the following substituted therefor:

“Any Tax Deferred Savings Contributions and any Company Contributions which are credited to a Member’s Account shall be deposited by the Funding Agent in such Fund or Funds selected by each Member in accordance with the provisions of this paragraph (a). The Funding Agent shall have no duty to collect or enforce payment of contributions or inquire into the amount or method used in determining the amount of contributions, and shall be accountable only for contributions received by it.

Each Member shall designate, in accordance with the procedures established by the Company, the manner in which the amounts allocated to his Account shall be invested from among the Funds. A Member may designate one of such Funds for all of the contributions to his Account, or he may split the investment of the amounts allocated to such Account among such Funds in such increments as the Company may prescribe. If a Member fails to make a designation of 100% of the contributions to his Account, such nondesignated contributions shall be invested in the Fund or Funds designated by the Company from time to time in a uniform and nondiscriminatory manner.

A Member may change his investment designation for future contributions to be allocated to his Account. Any such change shall be made in accordance with the procedures established by the Company, and the frequency of such changes may be limited by the Company.

A Member or inactive Member may convert his investment designation with respect to amounts already allocated to his Account that are invested in one of the Funds. Any such conversion shall be made in accordance with the procedures established by the Company, and the frequency of such conversions may be limited by the Company.

Notwithstanding any provision in this Section 11.02(a) to the contrary, in the event any one or more of the Funds is eliminated as an investment fund by the Company, each Member and inactive Member who has an investment election in effect which designates such investment fund for the investment of amounts allocated to such individual’s Account, shall designate a continuing Fund or Funds made available by the Company for the investment of such amounts; provided, however, that in the event such individual fails to make such a designation, such contributions or amounts shall be invested in a the Fund or Funds designated by the Company in a uniform and nondiscriminatory manner.”

4. As amended hereby, the Plan is specifically ratified and reaffirmed.

IN WITNESS WHEREOF, the undersigned has caused these presents to be executed effective as of January 1, 1997.

COOPER CAMERON CORPORATION

By:	/s/ Franklin Myers

	Name:	Franklin Myers

	Title:	Senior VP

Exhibit 10.36

THIRD AMENDMENT TO
INDIVIDUAL ACCOUNT RETIREMENT PLAN
FOR
BARGAINING UNIT EMPLOYEES
AT THE COOPER CAMERON CORPORATION
BUFFALO, NEW YORK PLANT

     WHEREAS, COOPER CAMERON CORPORATION (the “Company”) has heretofore adopted the INDIVIDUAL ACCOUNT RETIREMENT PLAN FOR BARGAINING UNIT EMPLOYEES AT THE COOPER CAMERON CORPORATION BUFFALO, NEW YORK PLANT (the “Plan”) for the benefit of its eligible employees; and

     WHEREAS, the Company desires to amend the Plan to incorporate certain revisions required by recent legislative developments;

     NOW, THEREFORE, the Plan is hereby amended as follows:

I.	Effective as of December 12, 1994, the following new Section 16.10 shall be added to Article XVI of the Plan:

“Section 16.10

Uniformed Services Employment and
Reemployment Rights Act Requirements Notwithstanding any provision of the Plan to the contrary, the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Code.”

II.	Effective as of January 1, 1995:

     1. Appendix A of the Plan shall be deleted and the attached Appendix A shall be substituted therefor.

     2. The phrase “nor more than $1.50 per Contribution hour” shall be added to the first sentence of Section 17.01 of the Plan after the phrase “shall not be less than $.10 per Contribution Hour”.

III.	Effective as of April 1, 1996:

     1. Section 1.01(35) of the Plan shall be deleted.

     2. Section 4.02 of the Plan shall be deleted and the following shall be substituted therefor:

“Section 4.02

Valuation of Accounts All amounts contributed to the Funding Agent shall be invested as soon as administratively feasible following their receipt by the Funding Agent, and the balance of each Account shall reflect the result of daily pricing of the assets in which such Account is invested from the time of receipt by the Funding Agent until the time of distribution.”

     3. Article V of the Plan shall be deleted and the following shall be substituted therefor:

“ARTICLE V

RETIREMENT BENEFITS

     As of a Member’s Retirement Date, such Member shall be entitled to a retirement benefit payable at the time and in the form provided in Article IX, equal to his Account Balance on his Benefit Disbursement Date. Any Contribution Amount allocable to a Member’s Account after his Benefit Disbursement Date shall be distributed, if his benefit was paid in a lump sum, or used to increase his payments, if his benefit is being paid on a periodic basis, as soon as administratively feasible after the date that such Contribution Amount is paid to the Funding Agent.”

     4. Section 6.01 of the Plan shall be deleted and the following shall be substituted therefor:

“Section 6.01

Death Benefits In the event of the death of an active or inactive Member (‘deceased Member,’ for purposes of this Section 6.01), the deceased Member’s designated beneficiary shall be entitled to a death benefit payable at the time and in the form provided in Section 9.03, equal to the deceased Member’s Account Balance on his Benefit Disbursement Date. Any Contribution Amount allocable to a deceased Member’s Account after his Benefit Disbursement Date shall be distributed, if the death benefit was paid in a lump sum, or used to increase payments, if the death benefit is being paid on a periodic basis, as soon as administratively feasible after the date that such Contribution Amount is paid to the Funding Agent.”

     5. Section 7.02 of the Plan shall be deleted and the following shall be substituted therefor:

“Section 7.02

Amount of Disability Benefit In the event of Total and Permanent Disability of an active Member, as certified by the Local Administrative Committee, such Member shall be entitled to a disability benefit, payable at the time and in the form provided in Article IX, equal to his Account Balance on his Benefit Disbursement Date. Any Contribution Amount allocable to a Member’s Account after his Benefit Disbursement Date shall be distributed, if his benefit was paid in a lump sum, or used to increase his payments, if his benefit is being paid on a periodic basis, as soon as administratively feasible after the date that such Contribution Amount is paid to the Funding Agent.”

     6. Section 8.01 of the Plan shall be deleted and the following shall be substituted therefor:

“Section 8.01

Benefits for Other
Termination of Employment Each active or inactive Member whose employment is terminated prior to attaining his Retirement Age for any reason other than Total and Permanent Disability or death shall, upon attainment of the Early Commencement Age, be entitled to a termination benefit, payable at the time and in the form provided in Article IX, equal to his Vested Interest in his Account Balance on his Benefit Disbursement Date. A Member’s Vested Interest in any Contribution Amount allocable to his Account after his Benefit Disbursement Date shall be distributed, if his benefit was paid in a lump sum, or used to increase his payments, if his benefit is being paid on a periodic basis, as soon as administratively feasible after the date that such Contribution Amount is paid to the Funding Agent.”

     7. Section 9.01(h)(4)(i) of the Plan shall be deleted and the following shall be substituted therefor:

     “(i) The balance of the Member’s Account as of the last day in the calendar year immediately preceding the distribution calendar year.”

     8. The term “Benefit Disbursement Date” shall be substituted for the term “Benefit Commencement Date” in Section 9.02(c)(vi) of the Plan.

     9. The last sentence of Section 14.02(c) of the Plan shall be deleted.

IV. Effective as of November 4, 1996:

     1. The table containing contribution rates contained in Section 3.02 of the Plan shall be deleted and the following shall be substituted therefor:

“Effective Date of Contribution Rate	Contribution Rate
On and after July 29, 1996 but before November 4, 1996	$.65

On and after November 4, 1996 but before July 27, 1998	$.75

On and after July 27, 1998 but before July 26, 1999	$.80

On and after July 26, 1999	$.85	”

     2. The phrase “nor more than $1.50 per Contribution hour” shall be deleted from the first sentence of Section 17.01 of the Plan and the phrase “no more than $2.00 per Contribution Hour” shall be substituted therefor.

V. Effective as of January 1, 1997:

     1. Section 1.01(24)(b) of the Plan shall be deleted and the following shall be substituted therefor:

     “(b) such services are performed under primary direction or control by the Company or a Controlled Entity; and”

     2. Sections 9.01(f) and (h) of the Plan shall be deleted and paragraph (g) shall be relettered as paragraph (f).

     3. The third sentence of Section 17.03 of the Plan shall be deleted and the following shall be substituted therefor:

“Such testing shall utilize the current year testing method as such term is defined in Internal Revenue Service Notice 98-1. If, for any Plan Year, the aggregate Tax Deferred Savings Contributions made by the Company on behalf of Highly Compensated Employees (as described and defined in Section 414(q) of the Code) exceeds the maximum amount of Tax Deferred Savings Contributions permitted on behalf of such Highly Compensated Employees pursuant to this Section 17.03, an excess amount (hereinafter referred to as ‘Excess Contributions’) shall be determined by reducing Tax Deferred Savings Contributions made on behalf of Highly Compensated Employees in order of their highest actual deferral percentages in accordance with Section 401(k)(8)(B)(ii) of the Code and the Treasury regulations thereunder. Once determined, such Excess Contributions shall be distributed to Highly Compensated Employees in order of the highest dollar amounts contributed on behalf of such Highly Compensated Employees in accordance with Section 401(k)(8)(C) of the Code and the Treasury regulations thereunder before the end of the next following Plan Year.”

     4. Section 9.02(c)(v) of the Plan shall be deleted and the following shall be substituted therefor:

“(v) A lump sum payable (i) on or after Retirement Age, (ii) upon Total and Permanent Disability, or (iii) on or after Early Commencement Age (provided, however, that such Member may elect to receive the Vested Interest in his Account which is invested in the common stock of the Company distributed in the form of whole shares of such stock with the value of any fractional shares to be paid in cash); or”

     5. Section 9.03(c)(i) of the Plan shall be deleted and the following shall be substituted therefor:

“(i) A lump sum payment (provided, however, that such Member’s Beneficiary may elect to receive the portion of such Member’s Account which is invested in the common stock of the Company distributed in the form of whole shares of such stock with the value of any fractional shares to be paid in cash); or”

VI.	Effective as of August 5, 1997, the phrase “and certain judgments and settlements” shall be added after the phrase “qualified domestic relations orders” in the first sentence of Section 16.04 of the Plan.

VII.	Effective as of January 1, 1998, the monetary amount “$3,500” in Sections 9.04 and 17.07 of the Plan shall be deleted in each place that it appears and the monetary amount “$5,000” shall be substituted therefor.

VIII.	Effective as of January 1, 1999:

     1. The first sentence of Section 17.01 of the Plan shall be deleted and the following shall be substituted therefor:

“A Member may elect, in accordance with the procedures and within the time period prescribed by the Plan Administrator, to have Tax Deferred Savings Contributions in $.10 increments, made on his behalf to the Plan by his Employer and credited to his Account; provided, however, that such amount shall not be less than $.10 per Contribution Hour nor more than $2.00 per Contribution hour and in no event shall such Tax Deferred Savings Contributions under the Plan and all other qualified plans maintained by the Employer or any Controlled Entity exceed $10,000 (or such higher dollar amount as shall be in effect for such calendar year in accordance with the adjusted factor prescribed under Sections 402(g)(5) and 415(d) of the Code) during a calendar year.”

     2. Section 17.02 of the Plan shall be deleted and the following shall be substituted therefor:

“Section 17.02

Change of Tax Deferred
Savings Contribution Election Any Member may suspend or change the amount of the Tax Deferred Savings Contributions made on his behalf in accordance with the procedures and within the time period prescribed by the Plan Administrator; provided, however, that such Member may only select an amount of compensation to be so contributed which does not exceed the applicable limitations set forth in Sections 17.01 and 17.03.”

IX. Effective as of August 7, 2000:

     1. The phrase “, personal days” shall be added after the word “holidays” in the first sentence of Section 1.01(11) of the Plan.

     2. The table containing contribution rates contained in Section 3.02 of the Plan shall be deleted and the following shall be substituted therefor:

“Effective Date of Contribution Rate	Contribution Rate
On and after July 26, 1999 but before July 31, 2000	$.85

On and after July 31, 2000 but before July 30, 2001	$.90

On and after July 3, 2001 but before July 29, 2002	$.95

On and after July 29, 2002	$1.00	”

     2. The phrase “layoff with recall rights” shall be deleted from the first sentence of Section 15.02(d) of the Plan.

     3. The phrase “nor more than $2.00 per Contribution hour” shall be deleted from the first sentence of Section 17.01 of the Plan and the phrase “no more than $2.30 per Contribution Hour” shall be substituted therefor.

X. Effective as of January 1, 2001:

     1. Section 9.01(d)(i) and (ii) of the Plan shall be deleted and the following shall be substituted therefor:

     “(i) The Mandatory Distribution Date of a Member who has attained age 70½ before January 1, 2001, shall be April 1 of the calendar year following the calendar year in which such Member attains the age 70½.

     (ii) The Mandatory Distribution Date of a Member who attains age 70½ after December 31, 2000, shall be April 1 of the calendar year following the later of (A) the calendar year in which such Member attains the age 70½ or (B) the calendar year in which such Member terminates his employment with the Company (provided, however, that clause (B) of this sentence shall not apply in the case of a Member who is a ‘five-percent owner’ (as defined in section 416 of the Code) with respect to the Plan Year ending in the calendar year in which such Member attains the age 70½).

     (iii) In the case of a benefit payable pursuant to Article VI, the Mandatory Distribution Date shall be (A) if payable to other than the Member’s spouse, the last day of the one-year period following the death of such Member or (B) if payable to the Member’s spouse, after the date upon which such Member would have attained the age 70½, unless such surviving spouse dies before payments commence, in which case the Mandatory Distribution Date may not be deferred beyond the last day of the one-year period following the death of such surviving spouse.

The preceding provisions of this Section notwithstanding, a Member may not elect to defer the receipt of his benefit hereunder to the extent that such deferral creates a death benefit that is more than incidental within the meaning of section 401(a)(9)(G) of the Code and applicable Treasury regulations thereunder. Further, a Member (other than a Member who is a ‘five-percent owner’ (as defined in section 416 of the Code) with respect to the Plan Year ending in the calendar year in which such Member attains the age 70½) who attains age 70½ in calendar year 1998, 1999 or 2000 may elect to defer his Mandatory Disbursement Date until no later than April 1 of the calendar year following the later of (A) the calendar year in which such Member attains the age 70½ or (B) the calendar year in which such Member terminates his employment with the Company, provided, that such election is made by the end of the calendar year in which such Member attains age 70½.”

     2. The word “proposed” shall be deleted from Section 9.01(d) of the Plan in each place that it appears.

     3. The second sentence of the newly relettered Section 9.01(f) of the Plan shall be deleted.

XI. Effective July 29, 2002, the phrase “nor more than $2.30 per Contribution hour” shall be deleted from the first sentence of Section 17.01 of the Plan and the phrase “no more than $2.50 per Contribution Hour” shall be substituted therefor.

XII. As amended hereby, the Plan is specifically ratified and reaffirmed.

EXECUTED, this 19th day of October, 2001.

COOPER CAMERON CORPORATION

By:	/s/ Jane Crowder

	Name:	Jane Crowder

	Title:	VP, Human Resources

APPENDIX A

SECTION 415 LIMITATIONS

     Section 1. Application. The provisions set forth in this Appendix A are intended solely to comply with the requirements of Section 415 of the Code, as amended, and shall be interpreted, applied, and if and to the extent necessary, deemed modified without further formal language so as to satisfy solely the minimum requirements of said Section. For such purposes, the limitations of Section 415 of the Code, as amended, are hereby incorporated by reference and made part hereof as though fully set forth herein, but shall be applied only to particular Plan benefits in accordance with the provisions of this Appendix A, to the extent such provisions are not consistent with Section 415 of the Code. If there is any discrepancy between the provisions in this Appendix A and the provisions of Section 415 of the Code, such discrepancy shall be resolved in such a way as to give full effect to the provisions of Section 415 of the Code.

     Section 2. Definitions. For purposes of this Appendix, the following terms and phrases shall have these respective meanings:

     (a) “Annual Additions” of a Member for any Limitation Year shall mean the total of (A) the Company contributions, Tax Deferred Savings Contributions, and forfeitures, if any, allocated to such Member’s Accounts for such year, (B) Member’s contributions, if any, (excluding any Rollover Contributions) for such year, and (C) amounts referred to in Sections 415(l)(1) and 419A(d)(2) of the Code.

     (b) “415 Compensation” shall mean the total of all amounts paid by the Company to or for the benefit of a Member for services rendered or labor performed for the Company which are required to be reported on the Member’s federal income tax withholding statement or statements (Form W-2 or its subsequent equivalent), subject to the following adjustments and limitations:

          (1) The following shall be included:

               (A) From and after January 1, 1998, elective deferrals (as defined in Section 402(g)(3) of the Code) from compensation to be paid by the Company to the Member;

               (B) Any amount which is contributed or deferred by the Company at the election of the Member and which is not includable in the gross income of the Member by reason of Section 125 or 457 of the Code; and

               (C) Any amounts that are not includable in the gross income of a Member under a salary reduction agreement by reason of the application of Section 132(f) of the Code.

          (2) The 415 Compensation of any Member taken into account for purposes of the Plan shall be limited to $160,000 for any Plan Year with such limitation to be:

               (A) Adjusted automatically to reflect any amendments to Section 401(a)(17) of the Code and any cost-of-living increases authorized by Section 401(a)(17) of the Code; and

               (B) Prorated for a Plan Year of less than twelve months and to the extent otherwise required by applicable law.

     (c) “Limitation Year” shall mean the Plan Year.

     (d) “Maximum Annual Additions” of a Member for any Limitation Year shall mean the lesser of (1) $30,000 (with such amount to be adjusted automatically to reflect any cost-of-living adjustment authorized by Section 415(d) of the Code) or (2) 25% of such Member’s 415 Compensation during such Limitation Year, except that the limitation in this Clause (2) shall not apply to any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after separation from service with the Company or a Controlled Entity that is otherwise treated as an Annual Addition or to any amount otherwise treated as an Annual Addition under Section 415(l)(1) of the Code.

     Section 3. Limitations and Corrections. Contrary Plan provisions notwithstanding, in no event shall the Annual Additions credited to a Member’s Account for any Limitation Year exceed the Maximum Annual Additions for such Member’s for such year. If as a result of allocation of forfeitures, a reasonable error in estimating a Member’s compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Section 402(g)(3) of the Code) that may be made with respect to any individual under the limits of Section 415 of the Code, or because of other limited facts and circumstances, the Annual Additions that would be credited to a Member’s Account for a Limitation Year would nonetheless exceed the Maximum Annual Additions for such Member for such year, the excess Annual Additions which, but for this Appendix, would have been allocated to such Member’s Account shall be disposed of as follows:

          (a) First, any such excess Annual Additions in the form of Tax Deferred Savings Contributions on behalf of such Member shall be distributed to such Member, adjusted for income or loss allocated thereto; and

          (b) Next, any such excess Annual Additions in the form of Company contributions and forfeitures shall, to the extent such amounts would otherwise have been allocated to such Member’s Account, be treated as a forfeiture.

     Section 4. Multiple Plans. For purposes of determining whether the Annual Additions under this Plan exceed the limitations herein provided, all defined contribution plans of the Company are to be treated as one defined contribution plan. In addition, all defined contribution plans of Controlled Entities shall be aggregated for this purpose. For purposes of this Appendix only, a “Controlled Entity” (other than an affiliated service group member within the meaning of

Section 414(m) of the Code) shall be determined by application of a more than 50% control standard in lieu of an 80% control standard. If the Annual Additions credited to a Member’s Account for any Limitation Year under this Plan plus the additions credited on his behalf under other defined contribution plans required to be aggregated pursuant to this Section would exceed the Maximum Annual Additions for such Member for such Limitation Year, the Annual Additions under this Plan and the additions under such other plans shall be reduced on a pro rata basis and allocated, reallocated, or returned in accordance with applicable plan provisions regarding Annual Additions in excess of Maximum Annual Additions.

     Section 5. Contribution Adjustments. If the limitations set forth in this Appendix would not otherwise be met for any Limitation Year, the Tax Deferred Savings Contributions elections of affected Members may be reduced by the Company on a temporary and prospective basis in such manner as the Company shall determine.

Exhibit 10.36

FOURTH AMENDMENT TO
INDIVIDUAL ACCOUNT RETIREMENT PLAN
FOR
BARGAINING UNIT EMPLOYEES
AT THE COOPER CAMERON CORPORATION
BUFFALO, NEW YORK PLANT

     WHEREAS, COOPER CAMERON CORPORATION (the “Company”) has heretofore adopted the INDIVIDUAL ACCOUNT RETIREMENT PLAN FOR BARGAINING UNIT EMPLOYEES AT THE COOPER CAMERON CORPORATION BUFFALO, NEW YORK PLANT (the “Plan”) for the benefit of its eligible employees; and

     WHEREAS, the Company desires to amend the Plan to incorporate certain revisions permitted under recent regulatory developments;

     NOW, THEREFORE, the Plan is hereby amended as follows:

I.	Effective as of January 1, 2002, the following new paragraph shall be added at the end of Section 9.01(d) of the Plan:

“With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) of the Code that were proposed on January 17, 2001, notwithstanding any provisions of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Section 401(a)(9) of the Code or such other date as may be specified in guidance published by the Internal Revenue Service.”

II.	As amended hereby, the Plan is specifically ratified and reaffirmed.

     EXECUTED, this 30th day of October, 2001.

COOPER CAMERON CORPORATION

By:	/s/ Jane Crowder

	Name:	Jane Crowder

	Title:	VP, Human Resources

A-1

Exhibit 10.36

FIFTH AMENDMENT TO
INDIVIDUAL ACCOUNT RETIREMENT PLAN
FOR
BARGAINING UNIT EMPLOYEES
AT THE COOPER CAMERON CORPORATION
BUFFALO, NEW YORK PLANT

     WHEREAS, COOPER CAMERON CORPORATION (the “Company”) has heretofore adopted the INDIVIDUAL ACCOUNT RETIREMENT PLAN FOR BARGAINING UNIT EMPLOYEES AT THE COOPER CAMERON CORPORATION BUFFALO, NEW YORK PLANT (the “Plan”) for the benefit of its eligible employees; and

     WHEREAS, the Company desires to amend the Plan to incorporate certain revisions required by recent legislative developments;

     NOW, THEREFORE, the Plan is hereby amended as follows:

I.	Effective as of January 1, 1995:

     1. Appendix A attached to the Third Amendment to the Plan shall be deleted and the original Appendix A of the Plan (the “Original Appendix A”) shall be reinstated.

     2. Section 2.10 of the Original Appendix A shall be deleted and the following shall be substituted therefor:

     “2.10 Defined Contribution Maximum Permissible Amount. For any Limitation Year, the lesser of (1) $30,000 (with such amount to be adjusted automatically to reflect any cost-of-living adjustment authorized by Section 415(d) of the Code) or (2) 25% of such Member’s Compensation (as defined in Section 2.3 of this Appendix A) during such Limitation Year, except that the limitation in this Clause (2) shall not apply to any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after separation from service with the Company or a Controlled Entity that is otherwise treated as an Annual Addition or to any amount otherwise treated as an Annual Addition under Section 415(l)(1) of the Code.”

     3. Items II(2) and IV of the Third Amendment to the Plan shall be deleted and, to set forth certain historic references pursuant to collective bargaining agreements covering the Eligible Employees, the attached Appendix B shall be attached as an Appendix to the Plan.

     4. The following sentence shall be added at the end of Section 17.03 of the Plan:

     “For purposes of performing non-discrimination testing for the Plan pursuant to this Section, a Member’s compensation shall be his compensation as defined in Section

     415(c)(3) of the Code. Such compensation shall be limited to $150,000, with such limitation adjusted automatically to reflect any amendments to Section 401(a)(17) of the Code and any cost-of-living increases authorized by Section 401(a)(17) of the Code.”

To the extent that the provisions of this amendment are required to have an earlier effective date by applicable statute and/or regulation, such provisions shall be effective as of the required effective date in such statute and/or regulation and shall apply, as of such required effective date, to any prior version of this Plan from which this Plan was amended and restated.

II.	Effective January 1, 1997:

     1. The amendment to the Plan contained in item V(2) of the Third Amendment to the Plan shall be deleted and Sections 9.01(f) and (h) of the Plan shall be reinstated and Section 9.01(g) of the Plan shall continue to be so denominated.

     2. The amendments to Sections 9.02(c)(v) and 9.03(c)(i) of the Plan contained in items V(4) and V(5) of the Third Amendment to the Plan shall be deleted.

III.	Effective January 1, 1998, Section 2.3 of the Original Appendix A shall be deleted and the following shall be substituted therefor:

     “2.3 Compensation. The total of all amounts paid by the Company to or for the benefit of a Member for services rendered or labor performed for the Company which are required to be reported on the Member’s federal income tax withholding statement or statements (Form W-2 or its subsequent equivalent). The following shall be included: (A) elective deferrals (as defined in Section 402(g)(3) of the Code) from compensation to be paid by the Company to the Member; and (B) any amount which is contributed or deferred by the Company at the election of the Member and which is not includable in the gross income of the Member by reason of Section 125 or 457 of the Code.”

IV.	Effective as of January 1, 1999:

     1. Sections 9.01(f) and (h) of the Plan shall be deleted and Section 9.01(g) of the Plan shall be relettered as Section 9.01(f).

     2. Section 9.02(c)(v) of the Plan shall be deleted and the following shall be substituted therefor:

“(v)	A lump sum payable (i) on or after Retirement Age, (ii) upon Total and Permanent Disability, or (iii) on or after Early Commencement Age (provided, however, that such Member may elect to receive the Vested Interest in his Account which is invested in the common stock of the Company distributed in the form of whole shares of such stock with the value of any fractional shares to be paid in cash); or”

2

     3. Section 9.03(c)(i) of the Plan shall be deleted and the following shall be substituted therefor:

“(i)	A lump sum payment (provided, however, that such Member’s Beneficiary may elect to receive the portion of such Member’s Account which is invested in the common stock of the Company distributed in the form of whole shares of such stock with the value of any fractional shares to be paid in cash); or”

V.	Effective for Limitation Years beginning on or after January 1, 2000, Sections 2.2, 2.4, 2.5, 2.8, 2.11, 2.12, and 3.3 of the Original Appendix A shall be deleted and such Section numbers shall be reserved.

VI.	Effective January 1, 2001, the Original Appendix A to the Plan, as amended as provided above, shall be deleted and the attached Appendix A shall be substituted therefor.

VII.	As amended hereby, the Plan is specifically ratified and reaffirmed, effective for all purposes as provided above.

     EXECUTED, this 15th day of September, 2002, effective for all purposes as provided above.

COOPER CAMERON CORPORATION

By:	/s/ Jane Crowder

	Name:	Jane Crowder

	Title:	VP, Human Resources

3

APPENDIX A

SECTION 415 LIMITATIONS

     Section 1. Application. The provisions set forth in this Appendix A are intended solely to comply with the requirements of Section 415 of the Code, as amended, and shall be interpreted, applied, and if and to the extent necessary, deemed modified without further formal language so as to satisfy solely the minimum requirements of said Section. For such purposes, the limitations of Section 415 of the Code, as amended, are hereby incorporated by reference and made part hereof as though fully set forth herein, but shall be applied only to particular Plan benefits in accordance with the provisions of this Appendix A, to the extent such provisions are not consistent with Section 415 of the Code. If there is any discrepancy between the provisions in this Appendix A and the provisions of Section 415 of the Code, such discrepancy shall be resolved in such a way as to give full effect to the provisions of Section 415 of the Code.

     Section 2. Definitions. For purposes of this Appendix, the following terms and phrases shall have these respective meanings:

     (a) “Annual Additions” of a Member for any Limitation Year shall mean the total of (A) the Company contributions, Tax Deferred Savings Contributions, and forfeitures, if any, allocated to such Member’s Accounts for such year, (B) Member’s contributions, if any, (excluding any Rollover Contributions) for such year, and (C) amounts referred to in Sections 415(l)(1) and 419A(d)(2) of the Code.

     (b) “415 Compensation” shall mean the total of all amounts paid by the Company to or for the benefit of a Member for services rendered or labor performed for the Company which are required to be reported on the Member’s federal income tax withholding statement or statements (Form W-2 or its subsequent equivalent), subject to the following adjustments and limitations:

     (1) The following shall be included:

     (A) Elective deferrals (as defined in Section 402(g)(3) of the Code) from compensation to be paid by the Company to the Member;

     (B) Any amount which is contributed or deferred by the Company at the election of the Member and which is not includable in the gross income of the Member by reason of Section 125 or 457 of the Code; and

     (C) Any amounts that are not includable in the gross income of a Member under a salary reduction agreement by reason of the application of Section 132(f) of the Code.

     (c) “Limitation Year” shall mean the Plan Year.

A-1

     (d) “Maximum Annual Additions” of a Member for any Limitation Year, shall mean the lesser of (1) $30,000 (with such amount to be adjusted automatically to reflect any cost-of-living adjustment authorized by Section 415(d) of the Code) or (2) 25% of such Member’s 415 Compensation during such Limitation Year, except that the limitation in this Clause (2) shall not apply to any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after separation from service with the Company or a Controlled Entity that is otherwise treated as an Annual Addition or to any amount otherwise treated as an Annual Addition under Section 415(l)(1) of the Code.

     Section 3. Limitations and Corrections. Contrary Plan provisions notwithstanding, in no event shall the Annual Additions credited to a Member’s Account for any Limitation Year exceed the Maximum Annual Additions for such Members for such year. If as a result of allocation of forfeitures, a reasonable error in estimating a Member’s compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Section 402(g)(3) of the Code) that may be made with respect to any individual under the limits of Section 415 of the Code, or because of other limited facts and circumstances, the Annual Additions that would be credited to a Member’s Account for a Limitation Year would nonetheless exceed the Maximum Annual Additions for such Member for such year, the excess Annual Additions which, but for this Appendix, would have been allocated to such Member’s Account shall be disposed of as follows:

     (a) First, any such excess Annual Additions in the form of Tax Deferred Savings Contributions on behalf of such Member shall be distributed to such Member, adjusted for income or loss allocated thereto; and

     (b) Next, any such excess Annual Additions in the form of Company contributions and forfeitures shall, to the extent such amounts would otherwise have been allocated to such Member’s Account, be treated as a forfeiture.

     Section 4. Multiple Plans. For purposes of determining whether the Annual Additions under this Plan exceed the limitations herein provided, all defined contribution plans of the Company are to be treated as one defined contribution plan. In addition, all defined contribution plans of Controlled Entities shall be aggregated for this purpose. For purposes of this Appendix only, a “Controlled Entity” (other than an affiliated service group member within the meaning of Section 414(m) of the Code) shall be determined by application of a more than 50% control standard in lieu of an 80% control standard. If the Annual Additions credited to a Member’s Account for any Limitation Year under this Plan plus the additions credited on his behalf under other defined contribution plans required to be aggregated pursuant to this Section would exceed the Maximum Annual Additions for such Member for such Limitation Year, the Annual Additions under this Plan and the additions under such other plans shall be reduced on a pro rata basis and allocated, reallocated, or returned in accordance with applicable plan provisions regarding Annual Additions in excess of Maximum Annual Additions.

     Section 5. Contribution Adjustments. If the limitations set forth in this Appendix would not otherwise be met for any Limitation Year, the Tax Deferred Savings Contributions elections of affected Members may be reduced by the Company on a temporary and prospective basis in such manner as the Company shall determine.

A-2

APPENDIX B

HISTORICAL COLLECTIVELY BARGAINED
CONTRIBUTION RATES

     Pursuant to the collective bargaining agreement covering the Eligible Employees, effective January 1, 1995, Tax Deferred Savings Contributions made by Members pursuant to Section 17.01 of the Plan were limited to $1.50 per Contribution Hour.

     Pursuant to the collective bargaining agreement covering the Eligible Employees:

     1. Effective as of November 4, 1996, the limitation on Tax Deferred Savings Contributions made by Members pursuant to Section 17.01 of the Plan was raised to $2.00 per Contribution Hour.

     2. The Company contribution rates contained in Section 3.02 of the Plan were changed to the following rates for the following effective dates:

Effective Date of Contribution Rate	Contribution Rate
On and after July 29, 1996 but before November 4, 1996	$.65

On and after November 4, 1996 but before July 27, 1998	$.75

On and after July 27, 1998 but before July 26, 1999	$.80

On and after July 26, 1999	$.85

B-1

Exhibit 10.36

SIXTH AMENDMENT TO THE
INDIVIDUAL ACCOUNT RETIREMENT
PLAN FOR BARGAINING UNIT EMPLOYEES AT THE
COOPER CORPORATION BUFFALO, NEW YORK PLANT

     WHEREAS, Cooper Cameron Corporation (the “Company”) and other Employers have heretofore adopted the Individual Account Retirement Plan for Bargaining Unit Employees at the Cooper Cameron Corporation Buffalo, New York Plant (As Amended and Restated Effective January 1, 1995) (the “Plan”); and

     WHEREAS, the Company desires to amend the Plan on behalf of itself and all Employers to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), with such amendments intended as good faith compliance with the requirements of EGTRRA and to be construed in accordance with EGTRRA and guidance issued thereunder; and

     WHEREAS, the Company also desires to amend the Plan on behalf of itself and all Employers with respect to certain new claims procedure rules based upon regulations issued by the Department of Labor; and

     WHEREAS, the Company also desires to amend the plan on behalf of itself and all Employers with respect to minimum distribution requirements utilizing the model amendments provided under Revenue Procedure 2002-29;

     NOW, THEREFORE, the Plan shall be amended as follows and such amendments shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of such amendments:

     1. Effective with respect to distributions made from the Plan after December 31, 2001, Section 1.01(16) of the Plan shall be deleted and the following shall be substituted therefor:

“(16)	Eligible Retirement Plan: Any of: an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, a qualified plan described in Section 401(a) of the Code, which, under its provisions does, and under applicable law may, accept an Eligible Rollover Distribution, an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for the amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse or to a spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.”

     2. Effective with respect to distributions made from the Plan after December 31, 2001, the following shall be added to Section 1.01(17) of the Plan:

“Notwithstanding the foregoing or any other provision of the Plan, (A) any amount that is distributed from the Plan on account of hardship shall not be an Eligible Rollover Distribution and the distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan and (B) a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includable in gross income; provided, however, that such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includable in gross income and the portion of such distribution which is not so includable.”

     3. Effective with respect to distributions made from the Plan after December 31, 2001, the following new Paragraph (g) shall be added to Section 9.01 of the Plan:

          “(g) Notwithstanding the provisions of the Plan regarding availability of distributions from the Plan upon ‘termination of employment,’ a Member’s Accounts shall be distributed on account of the Member’s ‘severance from employment’ as such term is used in Section 401(k)(2)(B)(i)(I) of the Code. Distributions permitted under the Plan upon a Member’s ‘severance from employment’ pursuant to the preceding sentence shall apply for distributions after December 31, 2001 regardless of when the severance from employment occurred.”

     4. Effective for Plan benefit claims filed after December 31, 2001, Section 10.04 of the Plan shall be deleted and the following shall be substituted therefor:

          “10.04 Claims Procedures. Claims for Plan benefits and reviews of Plan benefit claims which have been denied or modified will be processed in accordance with the written Plan claims procedures established by the Cooper Cameron Corporation Plans Administration Committee, which procedures are hereby incorporated by reference as a part of the Plan and may be amended from time to time by such committee.”

     5. Effective as of January 1, 2002, the first sentence of Section 17.01 of the Plan shall be deleted and the following shall be substituted therefor:

          “A Member may elect, in accordance with the procedures and within the time period prescribed by the Plan Administrator, to have Tax Deferred Savings

Contributions in $.10 increments, made on his behalf to the Plan by his Employer and credited to his Account; provided, however, that such amount shall not be less than $.10 per Contribution Hour nor more than $2.50 per Contribution hour and in no event shall such Tax Deferred Savings Contributions under the Plan and all other qualified plans maintained by the Employer or any Controlled Entity on behalf of any Member for any calendar year exceed the dollar limitation contained in Section 402(g) of the Code) in effect for such calendar year.”

     6. Effective as of January 1, 2002, the reference to “$150,000” in Section 17.03 of the Plan shall be deleted and the reference to “$200,000” shall be substituted therefor.

     7. Effective as of January 1, 2002, the following shall be added to Section 17.03 of the Plan:

“The foregoing notwithstanding, the multiple use test described in Treasury regulation § 1.401(m)-2 shall not apply for Plan Years beginning after December 31, 2001.”

     8. Effective as of January 1, 2002, Section 2(d) of Appendix A of the Plan shall be deleted and the following shall be substituted therefor:

          “(d) ‘Maximum Annual Additions’ of a Member for any Limitation Year shall mean the lesser of (a) $40,000 (with such amount to be adjusted automatically to reflect any cost-of-living adjustment authorized by Section 415(d) of the Code) or (B) 100% of such Member’s 415 Compensation during such Limitation Year, except that the limitation in this Clause (B) shall not apply to any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after separation from service with the Employer or a Controlled Entity that is otherwise treated as an Annual Addition or to any amount otherwise treated as an Annual Addition under Section 415(l)(1) of the Code.”

     9. Effective as of January 1, 2003, Section 1.01(34) shall be deleted and the following shall be substituted therefor:

“(34)	Total and Permanent Disability: A Member shall be considered totally and permanently disabled if such Member has been determined to be disabled under any Company-sponsored long-term disability plan, or if such Member is not eligible for coverage under any such plan, then such Member shall be considered totally and permanently disabled if such Member has been determined eligible to receive Social Security disability benefits under the federal Social Security Act. A Member shall cease to be Permanently and Totally Disabled for purposes of the Plan as of the date he ceases to be eligible for such benefits.”

     10. Effective as of January 1, 2003, Section 7.01 of the Plan shall be deleted, Section 7.02 of the Plan shall be renumbered as Section 7.01 of the Plan, and the phrase “, as certified by the Local Administrative Committee,” shall be deleted from the newly-renumbered Section 7.01.

     11. Effective as of January 1, 2003, the following new Section 9.01A shall be added to Article IX of the Plan:

          “9.01A Minimum Distribution Requirements.

          (a) The provisions of this Section 9.01A will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 Distribution Calendar Year.

          (b) The requirements of this Section 9.01A will take precedence over any inconsistent provisions of the Plan.

          (c) All distributions required under this Section 9.01A will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Code.

          (d) Notwithstanding the other provisions of this Section 9.01A, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

          (e) The Member’s entire interest will be distributed, or begin to be distributed, to the Member no later than the Member’s Required Beginning Date. If the Member dies before distributions begin, the Member’s entire interest will be distributed, or begin to be distributed, no later than as follows:

               (1) If the Member’s surviving spouse is the Member’s sole Designated Beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Member died, or by December 31 of the calendar year in which the Member would have attained age 70½, if later.

               (2) If the Member’s surviving spouse is not the Member’s sole Designated Beneficiary, then distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Member died.

               (3) If there is no Designated Beneficiary as of September 30 of the year following the year of the Member’s death, the Member’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Member’s death.

               (4) If the Member’s surviving spouse is the Member’s sole Designated Beneficiary and the surviving spouse dies after the Member but before distributions to the surviving spouse begin, this Paragraph (disregarding item (1) above), will apply as if the surviving spouse were the Member.

For purposes of this Paragraph (e) and Paragraph (g) below, unless item (4) above applies, distributions are considered to begin on the Member’s Required Beginning Date. If item (4) above applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under item (1) above. If distributions under an annuity purchased from an insurance company irrevocably commence to the Member before the Member’s Required Beginning Date (or to the Member’s surviving spouse before the date distributions are required to begin to the surviving spouse under item (1) above), the date distributions are considered to begin is the date distributions actually commence. Unless the Member’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with Paragraphs (f) and (g) of this Section 9.01A, whichever is applicable. If the Member’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.

          (f) During the Member’s lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

               (1) the quotient obtained by dividing the Member’s Account Balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Member’s age as of the Member’s birthday in the Distribution Calendar Year; or

               (2) if the Member’s sole Designated Beneficiary for the Distribution Calendar Year is the Member’s spouse, the quotient obtained by dividing the Member’s Account Balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Member’s and spouse’s attained ages as of the Member’s and spouse’s birthdays in the Distribution Calendar Year.

Required minimum distributions will be determined under this Paragraph (f) beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Member’s date of death.

          (g) If the Member dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Member’s death is the quotient obtained by dividing the Member’s Account Balance by the longer of the remaining Life Expectancy of the Member or the remaining Life Expectancy of the Member’s Designated Beneficiary, determined as follows:

               (1) The Member’s remaining Life Expectancy is calculated using the age of the Member in the year of death, reduced by one for each subsequent year.

               (2) If the Member’s surviving spouse is the Member’s sole Designated Beneficiary, the remaining Life Expectancy of the surviving spouse is calculated for each Distribution Calendar Year after the year of the Member’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For Distribution Calendar Years after the year of the surviving spouse’s death, the remaining Life Expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

               (3) If the Member’s surviving spouse is not the Member’s sole Designated Beneficiary, the Designated Beneficiary’s remaining Life Expectancy is calculated using the age of the Designated Beneficiary in the year following the year of the Member’s death, reduced by one for each subsequent year.

If the Member dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Member’s death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Member’s death is the quotient obtained by dividing the Member’s Account Balance by the Member’s remaining Life Expectancy calculated using the age of the Member in the year of death, reduced by one for each subsequent year.

     (h) If the Member dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Member’s death is the quotient obtained by dividing the Member’s Account Balance by the remaining Life Expectancy of the Member’s Designated Beneficiary, determined as provided in item (1), (2) or (3) of Paragraph (g), whichever is applicable. If the Member dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Member’s death, distribution of the Member’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Member’s death. If the Member dies before the date distributions begin, the Member’s surviving spouse is the Member’s sole Designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under item (1) of Paragraph (e), this Paragraph (h) will apply as if the surviving spouse were the Member. Notwithstanding the foregoing, if the Member dies before distributions begin and there is a Designated Beneficiary, distribution to the Designated Beneficiary is not required to begin by the date specified in Paragraph (e) above but the Member’s entire interest will be distributed to the Designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Member’s death. If the Member’s surviving spouse is the Member’s sole Designated Beneficiary and the surviving spouse dies after the Member but before distributions to either the Member or the surviving spouse begin, this Paragraph will apply as if the surviving spouse were the Member.

          (i) For purposes of this Section 9.01A, the following terms and phrases shall have these respective meanings:

               (1) Designated Beneficiary: The individual who is designated as a Member’s Beneficiary under Section 6.02 of the Plan and is a Designated Beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

               (2) Distribution Calendar Year: A calendar year for which a minimum distribution is required. For distributions beginning before the Member’s death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Member’s Required Beginning Date. For distributions beginning after the Member’s death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under Paragraph (e). The required minimum distribution for the Member’s first Distribution Calendar Year will be made on or before the Member’s Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Member’s Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

               (3) Life Expectancy. Life Expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

               (4) Member’s Account Balance. The balance in a Member’s Accounts as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the Member’s Accounts as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. A Member’s Account Balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the Distribution Calendar Year if distributed or transferred in the valuation calendar year.

               (5) Requiring Beginning Date. With respect to a Member or Beneficiary, the date described in Section 9.01(d) of the Plan.”

     12. Effective with respect to distributions made after December 31, 2002, the following shall be added to Section 9.04:

“For purposes of this Section 9.04 and Section 17.07, the value of a Member’s Vested Interest in his Account Balance shall be determined without regard to that portion of his Account Balance which is attributable to Rollover Contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4),

403(b)(8), 408(d)(3)(A)(ii) and 457(e)(16) of the Code. If the value of a Member’s Vested Interest in his Account Balance as so determined is $5,000 or less, the Member’s entire nonforfeitable Account Balance (including amounts attributable to such Rollover Contributions) shall be distributed pursuant to this Section 9.04 and Section 17.07.”

     13. Effective with respect to distributions made from the Plan after December 31, 2002, the phrase “(valued in the manner provided in Section 9.04)” shall be added after the monetary amount “$5,000” contained in Section 17.07 of the Plan.

     14. As amended hereby, the Plan is specifically ratified and reaffirmed.

     IN WITNESS WHEREOF, the party has caused these presents to be executed this 19th day of December, 2002, effective for all purposes as provided above.

COOPER CAMERON CORPORATION

By:	/s/ Jane Crowder

	Name:	Jane Crowder

	Title:	VP, Human Resources

Exhibit 10.36

SEVENTH AMENDMENT TO
INDIVIDUAL ACCOUNT RETIREMENT PLAN
FOR
BARGAINING UNIT EMPLOYEES
AT THE COOPER CAMERON CORPORATION
BUFFALO, NEW YORK PLANT

     WHEREAS, COOPER CAMERON CORPORATION (the “Company”) has heretofore adopted the INDIVIDUAL ACCOUNT RETIREMENT PLAN FOR BARGAINING UNIT EMPLOYEES AT THE COOPER CAMERON CORPORATION BUFFALO, NEW YORK PLANT (the “Plan”) for the benefit of its eligible employees; and

     WHEREAS, the Company desires to amend the Plan to provide for an increase in the rate of Company Contributions under the Plan and to allow Members to make catch-up contributions as permitted under the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), with the amendments required to implement catch-up contributions under the Plan intended as good faith compliance with the requirements of EGTRRA and to be construed in accordance with EGTRRA and the guidance issued thereunder;

     NOW, THEREFORE, the Plan is hereby amended as follows:

I. Effective July 28, 2003, the table containing contribution rates contained in Section 3.02 of the Plan shall be deleted and the following shall be substituted therefor:

“Effective Date of Contribution Rate	Contribution Rate
On and after July 26, 1999 but before July 31, 2000	$.85

On and after July 31, 2000 but before July 30, 2001	$.90

On and after July 30, 2001 but before July 29, 2002	$.95

On and after July 29, 2002 but before July 28, 2003	$1.00

On and after July 28, 2003	$1.10	”

II. Effective as of September 1, 2003:

     1. The parenthetical “(including catch-up contributions)” shall be inserted after the phrase “Tax Deferred Savings Contributions” in Section 4.01 of the Plan.

     2. The phrase “, including catch-up contributions,” shall be inserted after the phrase “Tax Deferred Savings Contributions” in Sections 8.02(a), 11.02(a), 17.02, 17.05, 17.06, and 17.07 of the Plan.

     3. The following paragraph shall be added to Section 17.01 of the Plan:

“All employees who are eligible to make Tax Deferred Savings Contributions under this Plan, as described in the paragraph above, and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Section 402(g) of the Code, as described in the paragraph above, and Section 415 of the Code, as described in Appendix A of the Plan. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions. This paragraph shall apply to contributions made after August 30, 2003.”

     4. The following sentence shall be added to Section 17.04 of the Plan:

“The foregoing shall not apply to catch-up contributions made pursuant to Section 17.01 of the Plan and Section 414(v) of the Code.”

     5. The following sentence shall be added to Section 1 of Appendix A of the Plan:

“The limitation provisions of this Appendix A do not apply to catch-up contributions made pursuant to Section 17.01 of the Plan and Section 414(v) of the Code.”

III. As amended hereby, the Plan is specifically ratified and reaffirmed, effective for all purposes as provided above.

     EXECUTED, this 28th day of August, 2003, effective for all purposes as provided above.

COOPER CAMERON CORPORATION

By:	/s/ Jane L. Crowder

	Name:	Jane L. Crowder

	Title:	VP, Human Resources

Exhibit 10.36

EIGHTH AMENDMENT TO
INDIVIDUAL ACCOUNT RETIREMENT PLAN
FOR
BARGAINING UNIT EMPLOYEES
AT THE COOPER CAMERON CORPORATION
BUFFALO, NEW YORK PLANT

     WHEREAS, COOPER CAMERON CORPORATION (the “Company”) has heretofore adopted the INDIVIDUAL ACCOUNT RETIREMENT PLAN FOR BARGAINING UNIT EMPLOYEES AT THE COOPER CAMERON CORPORATION BUFFALO, NEW YORK PLANT (the “Plan”) for the benefit of its eligible employees; and

     WHEREAS, the Company desires to amend the Plan to incorporate Plan provisions reflecting Members’ and Beneficiaries’ rights to vote shares of Company Stock held in their Accounts under the Plan;

     NOW, THEREFORE, the Plan is hereby amended as follows, effective as of January 1, 1997:

I. A new Section 1.01(9A) shall be added to the Plan as follows:

“(9A)	Company Stock: The common stock of Cooper Cameron Corporation.

II. A new Section 1.01(9B) shall be added to the Plan as follows:

“(9B)	Company Stock Fund: The investment fund established to invest in Company Stock and maintained pursuant to the provisions of Section 11.01(a).”

III. A new Section 11.01A shall be added to the Plan as follows:

     “11.01A Company Stock Fund. The Company shall cause the Company Stock Fund to be established and maintained at all times under the Plan pursuant to Section 11.01(a). Except as specifically provided otherwise, the assets of the Company Stock Fund shall be invested by the Funding Agent solely in Company Stock; provided, however, that the Company Stock Fund may hold an amount of cash to the extent required in lieu of holding fractional shares of Company Stock. The Funding Agent shall receive Company Stock from the Company or purchase Company Stock in the market; provided, however, that any such purchase shall be made only in exchange for fair market value as determined by the Funding Agent .”

IV. A new Section 11.04 shall be added to the Plan as follows:

     “11.04 Voting of Company Stock in the Company Stock Fund. Each Member or Beneficiary who has shares of Company Stock allocated to his Account shall be a named fiduciary with respect to the voting of Company Stock held thereunder and shall have the following powers and responsibilities:

(a)	Prior to each annual or special meeting of the shareholders of the Company, the Company shall cause to be sent to each Member and Beneficiary who has Company Stock allocated to his Account and invested in the Company Stock Fund under the Plan a copy of the proxy solicitation material therefor, together with a form requesting confidential voting instructions, with respect to the voting of such Company Stock as well as the voting of Company Stock for which the Funding Agent does not receive instructions. Each such Member and/or Beneficiary shall instruct the Funding Agent to vote the number of such uninstructed shares of Company Stock equal to the proportion that the number of shares of Company Stock allocated to his Account and invested in the Company Stock Fund bears to the total number of shares of Company Stock in the Plan for which instructions are received. Upon receipt of such a Member’s or Beneficiary’s instructions, the Funding Agent shall then vote in person, or by proxy, such shares of Company Stock as so instructed.

(b)	The Company shall cause the Funding Agent to furnish to each Member and Beneficiary who has Company Stock allocated to his Account and invested in the Company Stock Fund under the Plan notice of any tender or exchange offer for, or a request or invitation for tenders or exchanges of, Company Stock made to the Funding Agent. The Funding Agent shall request from each such Member and Beneficiary instructions as to the tendering or exchanging of Company Stock allocated to his Account and invested in the Company Stock Fund and the tendering or exchanging of Company Stock for which the Funding Agent does not receive instructions. Each such Member shall instruct the Funding Agent with respect to the tendering or exchanging of Company Stock for which the Funding Agent does not receive instructions. Each such Member shall instruct the Funding Agent with respect to the tendering or exchanging of the number of such uninstructed shares of Company Stock equal to the proportion that the number of the shares of Company Stock allocated to his Account and invested in the Company Stock Fund bears to the total number of shares of Company Stock in the Plan for which instructions are received. The Funding Agent shall provide Members and Beneficiaries with a reasonable period of time in which they may consider any such tender or exchange offer for, or request or invitation for tenders or exchanges of, Company Stock made to the Funding Agent. Within the time specified by the Funding Agent, the Funding Agent shall tender or exchange such Company Stock as to which the Funding Agent has received instructions to tender or exchange from Members and Beneficiaries.

(c)	Instructions received from Members and Beneficiaries by the Funding Agent regarding the voting, tendering, or exchanging of Company Stock shall be held in strictest confidence and shall not be divulged to any other person, including officers or employees of the Company, except as otherwise required by law, regulation or lawful process.”

V.	As amended hereby, the Plan is specifically ratified and reaffirmed, effective for all purposes as provided above.

     EXECUTED, this 17th day of December, 2004, effective for all purposes as provided above.

COOPER CAMERON CORPORATION

By:	/s/ Jane Schmitt

	Name:	Jane Schmitt

	Title:	VP, Human Resources